INDEPENDENT AUDITORS' REPORT



To the Partners
ARA Associates - Shangri-La, Ltd.
  (A New Jersey Limited Partnership)

     We have audited the accompanying balance sheet of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2003, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2003, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Reznick Fedder & Silverman

Bethesda, Maryland                           Taxpayer Identification Number:
January 23, 2004                                52-1088612

                          INDEPENDENT AUDITORS' REPORT


To the Partners
ARA Associates - Shangri-La, Ltd.
  (A New Jersey Limited Partnership)

     We have audited the accompanying balance sheet of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2002, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates - Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2002, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Reznick Fedder & Silverman

Bethesda, Maryland                           Taxpayer Identification Number:
January 18, 2003                               52-1088612

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITORS' REPORT

To the Partners                                                February 14, 2004
Capitol Senior Limited Dividend Housing Association
Lansing, Michigan

     We have audited the accompanying balance sheets of Capitol Senior Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2003, 2002 and 2001, and the related statements of profit and loss, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Senior Limited Dividend Housing Association as of December 31, 2003, 2002 and 2001 and the results of its operations and its cash flows for the years then ended, in conformity accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITOR'S REPORT

To the Partners of                                Property Management Section
The Chestnut Associates                        California Housing Finance Agency
Sacramento, California                              Sacramento, California

I have audited the accompanying balance sheet of The Chestnut Associates, a limited partnership, CHFA Project #79-88-N, as of December 31, 2003, 2002 and 2001 and the related statements of operations, cash flows and the statement of changes in partners' capital for the years then ended. These financial statements are the responsibility of the Partnership's management. My responsibility is to express an opinion on these financial statements based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the 2003, 2002 and 2001 financial statements referred to above present fairly, in all material respects, the financial position of The Chestnut Associates as of December 31, 2003, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, I have also issued a report dated March 5, 2004 on my consideration of The Chestnut Associates internal control structure and reports dated March 5, 2004 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

My audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purposes of additional analysis and is not a required part of the financial statements of The Chestnut Associates, CHFA Project #79-88-N. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


Ronald Rienks
Certified Public Accountant
Sacramento, California
March 5, 2004

THE KAPLAN PARTNERS LLP Certified Public Accountants
180 North LaSalle Street - Suite 2505 Chicago, Illinois 60601 - 312-641-2555


                          INDEPENDENT AUDITOR'S REPORT


TO THE PARTNERS OF
COURT PLACE ASSOCIATES
PEKIN, ILLINOIS

     We have audited the accompanying Balance Sheets of COURT PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2003 and 2002, and the related Statements of Operations, Partners' Accumulated (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.'

     We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in the Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments." Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COURT PLACE ASSOCIATES as of December 31, 2003 and 2002, and the results of its operations, the changes in partners' accumulated (deficit) and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles. Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown as pages 21 to 30) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

     In accordance with Government Auditing Standards and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments", we have also issued reports dated January 28, 2004, on our consideration of COURT PLACE ASSOCIATES internal control and on our tests of compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


The Kaplan Partners LLP


January 28, 2004

                          Independent Auditors' Report

To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2003, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2004 on our consideration of Frederick Heights Limited Partnership's internal controls and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Reitberger, Pollekoff and Kozak, P.C.
Vienna, Virginia
January 16, 2004
Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

                          Independent Auditors' Report

To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2002, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2003 on our consideration of Frederick Heights Limited Partnership's internal controls and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2003
Lead Auditor: Robert A. Kozak                                    EIN: 54-1639552

                          Independent Auditors' Report


To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland  20852

We have audited the accompanying balance sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No. 61-003-840880868 as of December 31, 2003, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2003, and the results of its operations, changes in partners' deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 26, 2004 on our consideration of Lihue Associates' internal control structure and a report dated January 26, 2004, on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 26, 2004

                          Independent Auditors' Report


To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland  20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No. 61-003-840880868 as of December 31, 2002, and the related statements of Operations, Changes in Partners' Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2002, and the results of its operations, changes in partners' deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2003 on our consideration of Lihue Associates' internal control structure and a report dated January 25, 2003, on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 25, 2003

THE KAPLAN PARTNERS LLP Certified Public Accountants
180 North LaSalle Street - Suite 2505 - Chicago, Illinois 60601 - 312-641-2555


                          INDEPENDENT AUDITOR'S REPORT


TO THE PARTNERS OF
LINDEN PLACE ASSOCIATES

     We have audited the accompanying Balance Sheets of LINDEN PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2003 and 2002, and the related Statements of Operations, Partners' Accumulated (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in the Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments." Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LINDEN PLACE ASSOCIATES as of December 31, 2003 and 2002, and the results of its operations, the changes in partners' accumulated (deficit) and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown as pages 22 to 31) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

     In accordance with Government Auditing Standards and the Illinois Housing Development Authority's "Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments", we have also issued reports dated January 23, 2004, on our consideration of LINDEN PLACE ASSOCIATES internal control and on our tests of compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


The Kaplan Partners LLP


January 23, 2004

Independent Auditors' Report on the Financial Statements and Supplementary Information


Partners of
Park Glen Associates

We have audited the accompanying balance sheets of Park Glen Associates (an Illinois limited partnership), Illinois Housing Development Authority, IHDA Project No. ML-157, as of December 31, 2003 and 2002, and the related statements of earnings, partners' capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Park Glen Associates, IHDA Project No. ML-157, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 2004 on our consideration of Park Glen Associates' internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits  were  conducted  for the  purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic 2003 financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois
January 31, 2004

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Sundance Apartments Associates
Bakersfield, California


We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2003 and the related statements of profit and loss, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2003, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 26, 2004 on our consideration of Sundance Apartments Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 26, 2004


Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Sundance Apartments Associates
Bakersfield, California


We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2002 and the related statements of profit and loss, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2002, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2003 on our consideration of Sundance Apartments Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 29, 2003


Lead Auditor: Robert A. Kozak                                    EIN: 54-1639552

DIEFENBACH o DELIO o KEARNEY & DEDIONISIO
CERTIFIED PUBLIC ACCOUNTANTS----------------------------------------------------


                          Independent Auditors' Report

To the Partners of
Tandem Associates
(A Limited Partnership)

We have audited the accompanying balance sheets of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2003 and 2002, and the related statements of income, equity from operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2003 and 2002, and the results of its operations, changes in partners' capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits  were  conducted  for the  purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Tandem Associates. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2004, on our consideration of Tandem Associates' (a limited partnership) internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


DIEFENBACH DELIO KEARNEY & DeDIONISIO

Erie, Pennsylvania
January 28, 2004

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          INDEPENDENT AUDITORS' REPORT

To the Partners                                                February 11, 2004
Traverse City Elderly Limited Partnership

     We have audited the accompanying balance sheets of Traverse City Elderly Limited Partnership (a Michigan Limited Partnership), as of December 31, 2003, 2002 and 2001, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Traverse City Elderly Limited Partnership as of December 31, 2003, 2002 and 2001 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2004 on our consideration of the Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of our audit.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


[GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

Carney, Roy and Gerrol, P.C.                                Roger D. Carney, CPA
Certified Public Accountants                                  Thomas D. Roy, CPA
35 Cold Spring Road, Suite 412 Rocky Hill, CT 06067       Gregory M. Gerrol, CPA
Tel (860)721-5786 - Fax (860)721-5792                      Susan S. Andrews, CPA
E-Mail cpas@CrandG.com                                    Joseph T. Rodgers, CPA

The Partners
Village West Limited Partnership
CHFA #80-029M

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Village West Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners' deficit and cash flows for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village West Limited partnership at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards we have also issued reports dated February 18, 2004, on our consideration of Village West Limited Partnership internal controls and on our test of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in Schedules 1 through 5 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, the supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Carney, Roy and Gerrol, P.C.

Rocky Hill, Connecticut
February 18, 2004

                          Independent Auditors' Report


To The Partners                                        HUD Field Office Director
Warner Housing Partnership                                       Cleveland, Ohio


We have audited the accompanying balance sheets of HUD Project No. 04235514, formerly 042-35324-PM-L8 of Warner Housing Partnership (a limited partnership) as of December 31, 2003 and 2002, and the related statements of profit and loss, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project No. 04235514 of Warner Housing Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners' equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 28, 2004 on our consideration of Warner Housing Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated January 28, 2004 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with these reports in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data included on pages 18 to 21 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of HUD Project No. 04235514. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Moore Stephens Apple

Akron, Ohio
January 28, 2004